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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              November 20, 1996


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



              Delaware               33-99598           74-2440850
     ---------------------------     -------------      ______________
     (State or Other Jurisdiction    (Commission        (I. R. S. Employer
          of Incorporation)          File Number)       Identification No.)


             200 Vesey Street                            10285
                                                  -------------------
          New York, New York                               (Zip Code)
       ------------------------
         (Address of Principal
           Executive Offices)

     Registrant's telephone number, including area code (212) 526-5594


                                  No Change
 ___________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


     Item 5.  Other Events./F1/
              ____________

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-AP, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class B1, Class 3-B1, Class B2, Class 3-B2, Class B3, Class 3-B3, Class R1 and Class R2 Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated November 20, 1996, and a Prospectus, dated May 21, 1996 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99598) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

/F1/ Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


          Item 7.  Financial Statements;  Pro Forma Financial Information and
                   __________________________________________________________
Exhibits.
________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               99.1      Computational Materials. (P)



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION



                              By:/s/ Prue Larocca
                                 ____________________________________________

                                   Name: Prue Larocca
                                   Title:   Senior Vice President


Dated: November 22, 1996



                                EXHIBIT INDEX
                                _____________


Exhibit No.                   Description                   Page No.
___________                   ___________                   ________

99.1                     Computational Materials           P



                 EXHIBIT 99.1     COMPUTATIONAL MATERIALS (P)